[CCF HOLDING COMPANY LETTERHEAD]

December 23, 1996

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of CCF Holding Company, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the office of the Company and its wholly-owned subsidiary, Clayton County Federal Savings and Loan Association, 101 North Main Street, Jonesboro, Georgia on January 23, 1997, at 4:30 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of KPMG Peat Marwick LLP certified public accountants, will be present to respond to any questions stockholders may have.

     The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                    Sincerely,


                                    /s/David B. Turner
                                    David B. Turner
                                    President and Chief Executive Officer

--------------------------------------------------------------------------------
                               CCF HOLDING COMPANY
                              101 NORTH MAIN STREET
                            JONESBORO, GEORGIA 30236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 23, 1997
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of CCF Holding Company ("the Company"), will be held at the office of the Company and its wholly-owned subsidiary, Clayton County Federal Savings and Loan Association (the "Association"), at 101 North Main Street, Jonesboro, Georgia on January 23, 1997, 4:30 p.m. A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon the following matters:

1.       The election of two directors of the Company; and

2. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1997.

Execution of a proxy in the form enclosed also permits the proxy holder to vote, in their discretion, upon such other matters that may come before the Meeting. As of the date of mailing, the Board of directors is not aware of any other matters that may come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 13, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                             BY ORDER OF THE BOARD OF DIRECTORS


                             /s/Charles S. Tucker
                             Charles S. Tucker
                             Secretary

Jonesboro, Georgia
December 23, 1996

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               CCF HOLDING COMPANY
                              101 NORTH MAIN STREET
                            JONESBORO, GEORGIA 30236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 23, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company which will be held at the office of the Company and the Association, 101 North Main Street, Jonesboro, Georgia on January 23, 1997, 4:30 p.m. local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about December 23, 1996. The Company acquired all of the outstanding stock of the Association issued in connection with the Association's mutual-to-stock conversion on July 11, 1995 (the "Conversion").

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors and (ii) the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1997. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 13, 1996 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 915,900 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in II - Ratification of Appointment of Auditors, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Under the Company's Articles and Bylaws, the ratification of independent auditors, and all other matters, unless otherwise required by law, shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                            Percent of Shares of
                                     Amount and Nature of       Common Stock
Name of Beneficial Owner             Beneficial Ownership       Outstanding
------------------------             --------------------       -----------

First Financial Fund, Inc.
  One Seaport Plaza - 25th Floor
  New York, New York  10292(1)               137,800                15.0%

Wellington Management Company
  75 State Street
  Boston, Massachusetts  02109(2)            137,800                15.0%

John Hancock Advisers, Inc.
  101 Huntington Avenue
  Boston, Massachusetts  02199(3)             94,000                10.3%

(continued on following page)


                                                                     Percent of Shares of
                                            Amount and Nature of       Common Stock
Name of Beneficial Owner                    Beneficial Ownership       Outstanding
------------------------                    --------------------       -----------

(continued from prior page)

Kennedy Capital Management, Inc.
  425 N. New Ballas Rd., Suite 181                 80,000                   8.7%
  St. Louis, Missouri  63141(4)

Clayton County Federal Savings and Loan
  Association Employee Stock Ownership Plan
  101 North Main Street, Jonesboro, Georgia(5)     72,000                   7.9%

----------------------------------
(1) Based on a Schedule 13G showing sole voting and shared dispositive power with respect to 137,800 shares.
(2) Based on a Schedule 13G showing shared dispositive power with respect to 137,800 shares owned by investment advisory clients of the filer. Amount shown may include some or all of the shares held by First Financial Fund, Inc.
(3) Based on a Schedule 13G jointly filed with John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc., John Hancock Asset Management, and The Berkeley Financial Group showing sole voting and dispositive power by the filer with respect to 94,000 shares.
(4) Based on a Schedule 13G showing shared voting and dispositive power with respect to 80,000 shares.
(5) Based upon a Schedule 13G showing shared voting and dispositive power with respect to the shares so owned.

--------------------------------------------------------------------------------
                  SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4, and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the fiscal year ended September 30, 1996.

--------------------------------------------------------------------------------
             I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of five members. Two directors will be elected at the Meeting to serve for three-year terms or until their successors have been elected and qualified.

         Edwin S. Kemp, Jr. and Joe B. Mundy have been nominated by the Board of Directors to serve as directors. Messrs. Kemp and Mundy are currently members of the Board and have been nominated for three-year terms to expire in 2000. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Association, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Association. Mr. Moreland, an executive officer of the Company and Association and a director of the Association, is not a director of the Company.

                                                                                                  Shares of
                                                        Year First           Current            Common Stock
                                                        Elected or           Term to            Beneficially           Percent
Name                                    Age(1)         Appointed(2)          Expire              Owned (3)             of Class
----                                    ------         ------------          ------              ---------             --------
                                                              BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Edwin S. Kemp, Jr.                        49               1988                1997               11,667(4)(5)             1.3%
Joe B. Mundy                              77               1989                1997                6,666(4)(5)              --%

                                                                    DIRECTORS CONTINUING IN OFFICE

John B. Lee, Jr.                          69               1975                1998                4,166(4)(5)              --%(8)
David B. Turner                           48               1992                1999               28,921(6)                3.1%
Charles S. Tucker                         70               1978                1999                4,166(4)(5)              --%(8)
All directors and executive
officers as a group (9
persons)                                                                                          68,516(7)                7.4%


----------------
(1)      At September 30, 1996.
(2)      Refers  to the year the  individual  first  became  a  director  of the
         Company or the Association. All persons who were directors of the Association during March 1995 also became directors of the Company when it was incorporated in March 1995.
(3) Beneficial ownership is as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4) Excludes 72,000 shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") and 44,754 shares held under the Management Stock Bonus Plan ("MSBP") (45,230 shares in the MSBP minus 476 shares that vest for such individual within 60 days of the Record Date) for which such individual serves as a member of the ESOP or MSBP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan" and "- Management Stock Bonus Plan."
(5) Includes 1,190 shares of Common Stock that the individual has the right to acquire through the exercise of options and 476 shares of Common Stock that will vest under the MSBP within 60 days of the Voting Record Date.
(6) Includes 5,951 shares of Common Stock that the individual has the right to acquire through the exercise of options and 2,380 shares of Common Stock that will vest under the MSBP within 60 days of the Voting Record Date.

(continued on following page)

(continued from prior page)

(7) Excludes 71,528 shares of Common Stock held under the ESOP (72,000 shares minus the 472 shares allocated to executive officers) and 41,898 shares held in the MSBP (45,230 shares in the MSBP minus 5,712 shares that vest for all executive officers and directors within 60 days of the Record Date) for which Directors Kemp, Mundy, Lee and Turner serve as members of the ESOP or MSBP Committee or Trustee Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan" and "- Management Stock Bonus Plan."
(8)      Less than 1%.

Executive Officers Who are not Directors

Name                          Age(1)       Positions
----                          ------       ---------
Leonard A. Moreland           35           Executive Vice President

                                           and Chief Administrative Officer

Thomas L. Sawyer              47           Vice President and
                                           Chief Financial Officer

Edith W. Stevens              34           Vice President and
                                           Chief Operating Officer

Richard P. Florin             51           Senior Vice President and Senior
                                           Credit Officer

--------------------
(1)      At September 30, 1996.

Biographical Information

     Set forth below is certain information with respect to the directors of the Company. All directors have held their present positions for five years unless otherwise stated.

     Edwin S. Kemp, Jr. has been a director of the Association since 1988 and of the Company since its incorporation in March 1995. He has had his own law practice in Jonesboro, Georgia since 1982. He has been counsel to the Association since 1983. He is past chairman of the Administrative Board of the Jonesboro First United Methodist Church and is currently a member of the Staff-Parish Committee. He has also served as attorney for Habitat for Humanity and for Historical Jonesboro.

     Joe B. Mundy has been a director of the Association since 1989 and of the Company since its incorporation in March 1995. Mr. Mundy retired in 1993 after 36 years as a circuit court clerk. Mr. Mundy currently serves as the secretary/treasurer of the Superior Court Clerks' Retirement Fund.

     John B. Lee, Jr. has been a director of the Association since 1975 and of the Company since its incorporation in March 1995 and currently serves as Vice Chairman of the Board of Directors of the Association. Mr. Lee is employed by Spartan Lincoln-Mercury, Inc., Morrow, Georgia, and Loewen Group International, Inc., Burnaby, B.C. Canada, as a public relations consultant. Mr. Lee is a past director and president of the Clayton County Chamber of Commerce.

     David B. Turner has been President, Chief Executive Officer and a director of the Company since its incorporation in March 1995 and holds the same positions with the Association. He has been a director of the Association since 1992 and an officer of the Association since 1971, having held such other positions with the Association as Assistant Vice President, Vice President, and Executive Vice President. Mr. Turner is also the president of Housing and Economic Development Initiatives, Inc., a board member of Hope, Inc., and a board member of Habitat for Humanity.

     Charles S. Tucker has been a director of the Association since 1978 and of the Company since its incorporation in March 1995. Mr. Tucker is currently retired after 31 years of service as a county agent for the University of Georgia Cooperative Extension Service. Mr. Tucker is a member of the Clayton County Chamber of Commerce, the Kiwanis Club of Forest Park, the Veterans of Foreign Wars, and the American Legion.

     Leonard A. Moreland has been Executive Vice President and Chief Administrative Officer of the Company and Association since July 1996. Mr. Moreland has been a director of the Association since August 1996. Prior to joining the Association, Mr. Moreland served as a senior vice president of a bank located near Atlanta, Georgia.

     Thomas L. Sawyer has been employed by the Association since 1988 and is currently a Vice President and the Chief Financial Officer. Mr. Sawyer is a member of the Society of Financial Managers and the Kiwanis Club.

     Edith W. Stevens has been employed by the Association since 1978 and is currently a Vice President and the Chief Operating Officer.

     Richard P. Florin has been a Senior Vice President of the Association and the Company since September 1996. Prior to that time, Mr. Florin was a senior vice president of lending in a bank located near Atlanta, Georgia.

Nominations for Directors

     Only persons who are nominated in accordance with the procedures set forth in the Articles shall be eligible for election as directors. In addition to the right of the Board of Directors of the Company to make nominations for the election of directors, nominations may be made by any stockholder entitled to vote for the election of directors at a meeting called for the purpose of electing directors if the stockholder is present at the meeting in person or by proxy. Advance notice of such proposed nomination by a stockholder must be received by the Chairman of the Nominating Committee of the Board of Directors of the Company (which notice may be sent to the Chairman in care of the Secretary of the Company) or, in the absence of a Nominating Committee, by the Secretary of the Company, not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors. Each notice must set forth (1) the name, age, business address, and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each nominee, and (3) the number of shares of Common Stock that are beneficially owned by each nominee. The stockholder making such nomination must also provide any other information reasonably requested by the Company.

     The Chairman of the meeting may in his or her discretion determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if such person should so determine, such person shall so declare to the meeting, and the defective nomination shall be discarded.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Association. During the fiscal year ended September 30, 1996, the Board of Directors held nine regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees during the time such director served during the fiscal year ended September 30, 1996.

     The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, this non-standing committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Articles and Bylaws, established any procedures for this purpose. During the fiscal year ended September 30, 1996, the Board of Directors met once as the Nominating Committee.

     The Audit Committee, a standing committee, consists of Directors Tucker (Chairman), Lee, and Kemp. The Audit Committee recommends the selection of the Company's and the Association's independent accountants to the Boards of Directors and meets with the accountants to discuss the scope and to review the results of the annual audit. This committee met once during the year ended September 30, 1996.

     The Executive Compensation Committee, a standing committee, consists of Directors Lee (Chairman), Kemp, Mundy, and Tucker. The committee met three times during the fiscal year ended September 30, 1996 to determine executive compensation.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

     The directors of the Association receive $850 per month for their service as directors. No additional fees are paid for being a director of the Company. Directors receive $50 for attendance at any other committee meetings, with the exception of Directors Turner and Moreland who are not compensated for their services on any committee. All director fees are paid by the Association which paid a total of $62,475 in compensation to directors for their service on the Board of Directors and its committees during the fiscal year ended September 30, 1996.

     Directors received awards of stock options and restricted stock under the 1995 Stock Option Plan and the MSBP approved by stockholders at the Annual
Meeting of Stockholders held on January 23, 1996. See "Director and Executive Officer Compensation - Benefits - 1995 Stock Option Plan" and "Management Stock Bonus Plan."

Executive Officer Compensation

     Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. No executive officer of the Company had a salary and bonus during the year ended September 30, 1996 that exceeded $100,000 for services rendered in all capacities to the Company.



                                                                                     Long Term Compensation
                          Annual Compensation                                                 Awards
--------------------------------------------------------------------------------    ------------------------
                                                                                                  Securities
                                                                                     Restricted   Underlying
Name and             Fiscal                                     Other Annual            Stock      Options/         All Other
Principal Position    Year         Salary       Bonus(2)       Compensation(3)      Awards($)(4)  SARs(#)(6)     Compensation(7)
------------------    ----         ------       --------       ---------------      ------------  ----------     ---------------
David B. Turner(1)    1996        $ 81,667      $  5,618          $  15,515        $147,287(5)      29,756          $    7,559
President and Chief
  Executive Officer

                      1995          72,667         6,548             20,961            --           --                   7,795
                      1994          65,742         6,897             15,760            --           --                     --


------------------------
(1)      All compensation was paid by the Association.
(2) Bonus is computed by taking the ratio of the individual salary to all employee salaries times a payout amount determined in accordance with the Association's Bonus Plan. The total payout amount under the Bonus Plan was 10% of the Association's net profit after tax (excluding, for 1996, an industry-wide one time assessment paid to recapitalize a federal deposit insurance fund ("SAIF")) for each of the fiscal years ended September 30, 1996, 1995, and 1994.
(3) Includes director's fees of $10,200, $10,200, and $10,200 for the fiscal years ended September 30, 1996, 1995, and 1994, respectively. Also includes mileage allowance, dependent insurance, and inspection fees, the values of which do not individually exceed 25% of the total perquisites and other personal benefits.
(4) Mr. Turner has 11,902 shares of restricted stock in the aggregate with a total value of $155,470 (calculated by multiplying the aggregate number of shares of restricted stock by the Common Stock's closing average bid and ask price as of the last day of the 1996 fiscal year). Awards are earned by participants at a rate of 20% per year for five years, as long as the participant remains an employee of the Association. Dividends are held in arrears and distributed upon the vesting of the applicable shares.
(5)      The value of the restricted  stock granted is calculated by multiplying
         (i) the number of shares of restricted stock granted (11,902) by (ii) the Common Stock's closing average bid and ask price of $12.375 on the date of grant. Based on the closing average bid and ask price of $13.0625 as of the last day of the 1996 fiscal year, this restricted stock had a value of $155,470.
(6) Options, by their terms, are first exercisable at a rate of one-fifth per year beginning on the anniversary date of the date that the options were granted (i.e., January 23, 1996).
(7) Consists of $4,685 and $7,795 of Company matching contributions under the 401(k) Profit Sharing Plan for the fiscal years ended September 30, 1996 and 1995, respectively. Consists of an allocation of 220 shares of Common Stock under the ESOP during the year ended September 30, 1996, with a total value of $2,874 at September 30, 1996 (calculated by multiplying the aggregate number of shares of allocated under the ESOP by the Common Stock's closing average bid and ask price as of the last day of the 1996 fiscal year).

Employment Agreement

         The Association entered into an employment agreement with David B. Turner, its President and Chief Executive Officer on January 26, 1995. As renewed, the employment agreement is for a term of three years with a base salary of $85,000. The agreement may be terminated by the Association for "just cause" as defined in the agreement. If the Association terminates Mr. Turner without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Association, Mr. Turner will be paid in a lump sum equal to 2.99 times his average taxable compensation paid during the five years prior to the change in control. If such event had occurred at September 30, 1996, such payments would have equalled approximately $251,000. The aggregate payments that would be made would be an expense to the Association, thereby reducing net income and the Association's capital by that amount. The agreement may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

Benefits

         Employee Stock Ownership Plan. The Association has established an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Company or its subsidiary and attained age 21.

         The ESOP is funded by periodic contributions made by the Association in cash or Common Stock. Benefits may be paid either in shares of Common Stock or in cash. The ESOP borrowed funds from the Company to acquire 72,000 shares of the Common Stock issued in the Conversion, representing 6% of shares outstanding. This loan is secured by the shares purchased and the earnings of ESOP assets. The Company financed the ESOP debt directly. Shares purchased with such loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. This loan is expected to be fully repaid in not more than 10 years. The ESOP expense for the fiscal year ended September 30, 1996, was $83,434. Benefits under the ESOP are allocated pro rata based upon participant compensation paid during a plan year.

         The Board of Directors has appointed a committee consisting of non-employee directors (the "ESOP Committee") to administer the ESOP and to serve as the ESOP's trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties.

         1995 Stock Option Plan. The Company's Board of Directors adopted the CCF Holding Company 1995 Stock Option Plan (the "Option Plan"), which was approved by stockholders of the Company at the annual meeting of stockholders held on January 23, 1996. Pursuant to the Option Plan, 119,025 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time. The purpose of the Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. Pursuant to the terms of the Option Plan, non-incentive stock options to purchase 5,951 share of Common Stock were granted to each non-employee director of the Company.

         The following tables set forth additional information concerning options granted under the Option Plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                                  Number of
                                 Securities             Percent of Total
                                 Underlying           Options/SARs Granted           Exercise or
                                Options/SARs             to Employees in             Base Price
Name                             Granted (#)               Fiscal Year                 ($/Sh)              Expiration Date
----                             -----------               -----------                 ------              ---------------
David B. Turner                    29,756                     63%                      $12.375                 1-23-06

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

                                                                Number of Securities
                                                               Underlying Unexercised              Value of Unexercised
                            Shares            Value                Options/SARs at               in-the-Money Options/SARs
                          Acquired on       Realized             Fiscal Year-End (#)              at Fiscal Year-End ($)
Name                     Exercise (#)          ($)           Exercisable / Unexercisable        Exercisable / Unexercisable
----                     ------------          ---           ---------------------------        ---------------------------
David B. Turner                0             $0                      0/29,756                            $ 0/$20,457



     Management Stock Bonus Plan. The Board of Directors of the Company and Association adopted the Management Stock Bonus Plan ("MSBP"), as a method of providing directors, officers, and key employees of the Association with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Association. The Association contributed sufficient funds to an MSBP Trust to enable the MSBP Trust to purchase 47,610 shares of Common Stock (4% of the amount of Common Stock sold in the Conversion). Each non-employee director of the Company was awarded 2,380 shares of Common Stock pursuant to the MSBP and Mr. Turner was awarded 11,902 shares of Common Stock pursuant to the MSBP. Mr. Moreland was awarded 5,000 shares of Common Stock pursuant to the MSBP.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     No directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Company, the Association or any subsidiary involving more than $60,000 during the fiscal year ended September 30, 1996 other than loans obtained from the Association, as discussed below. Furthermore, the Company had no "interlocking" relationships existing on or after October 1, 1995 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

     The Association's directors and executive officers, their immediate family members and certain companies and other entities associated with them have been customers of and have had banking transactions with the Association and are expected to continue such relationships in the future. Except as listed below, all extensions of credit made by the Association to such individuals, companies, and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features. All loans by the Association to its directors and executive officers are subject to Office of Thrift Supervision regulations restricting loans and other transactions with affiliated persons of the Association. Prior to 1990, the Association provided loans to officers and directors and other affiliates at reduced interest rates and fees.

     The following table sets forth the indebtedness of executive officers, directors, and members of the immediate family of an executive officer or director who are or were indebted to the Association at any time during the fiscal year ended September 30, 1996 in an amount in excess of $60,000 for loans that were originated at a preferential rate prior to 1990.


                                                                                                            Highest
                                                                                                            Balance
                                                                                   Loan    Prevailing     During Year     Balance
                                            Type of    Origination     Original  Interest     Rate at        Ended           at
        Name             Affiliation         Loan         Date         Balance     Rate     Origination     9/30/96       9/30/96
        ----             -----------         ----         ----         -------     ----     -----------     -------       -------
 John B. Lee, Jr.         Director           First      12/18/87       $153,000   4.80%        7.875%      $112,706       $107,072
                                           mortgage
                                           for home


--------------------------------------------------------------------------------
                  II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     KPMG Peat Marwick LLP was the Company's independent public accountant for the fiscal year ended September 30, 1996. Subsequent to September 30, 1996, the Board of Directors determined to change the fiscal year end to December 31st of each year. Accordingly, the fiscal year will extend from January 1 to December
31. The Board of Directors has approved the selection of KPMG Peat Marwick LLP as its auditors for the fiscal year ending December 31, 1997, subject to ratification by the Company's stockholders. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's auditors for the fiscal year ending December 31, 1997.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

     The Company's Annual Report to Stockholders for the year ended September 30, 1996, including financial statements, will be mailed on December 23, 1996 to all stockholders of record as of the close of business on December 13, 1996. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 101 North Main Street, Jonesboro, Georgia 30236, no later than August 25, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CCF HOLDING COMPANY, 101 NORTH MAIN STREET, JONESBORO, GEORGIA 30236.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/Charles S. Tucker
                                     Charles S. Tucker
                                     Secretary

Jonesboro, Georgia
December 23, 1996

--------------------------------------------------------------------------------
                               CCF HOLDING COMPANY
                              101 NORTH MAIN STREET
                            JONESBORO, GEORGIA 30236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 23, 1997
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of CCF Holding Company ("Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the office of Clayton County Federal Savings and Loan Association, 101 North Main Street, Jonesboro, Georgia on January 23, 1997, at 4:30 p.m. and at any and all adjournments thereof, in the following manner:


                                                       FOR  WITHHELD

1. The election as director of all nominees
   listed below for the terms to expire in
   the year set forth in parenthesis (except as marked
   below to the contrary:                              |_|     |_|

   Edwin S. Kemp, Jr. (2000)
   Joe B. Mundy (2000)

INSTRUCTIONS: To withhold your vote for any one or more nominees, mark the "WITHHELD" box and write the name of the nominee(s) on the line provided below.

-----------------------------------------------------------

                                                       FOR   AGAINST   ABSTAIN

2. The ratification of the appointment of KPMG Peat
   Marwick LLP, as independent auditors of CCF
   Holding Company, for the fiscal year ending
   December 31, 1997.                                  |_|     |_|       |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors  recommends a vote "FOR" all of the above listed
propositions.                                       ---

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Stockholders and a proxy statement dated December 23, 1996.

                                            Please check here if you
Dated:          , 199              |_|      plan to attend the Meeting.
      ----------     --



--------------------------------------      ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER



--------------------------------------      ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               CCF Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5)  Total fee paid:
--------------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
--------------------------------------------------------------------------------